UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Kymera Therapeutics, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 24, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 29, 2026. The final voting results are set forth below.

Proposal 1 – Election of Class III Director Nominees

The shareholders of the Company elected Bruce Booth, D.Phil., Nello Mainolfi, Ph.D., John Maraganore, Ph.D. and Elena Ridloff, CFA as Class III directors of the Company, each to hold office for a three-year term ending at the annual meeting of shareholders to be held in 2029 and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The results of the shareholders’ vote with respect to the election of the Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Bruce Booth, D.Phil.	71,962,459	5,430,527	1,707,176
Nello Mainolfi, Ph.D.	73,411,316	3,981,670	1,707,176
John Maraganore, Ph.D.	72,501,958	4,891,028	1,707,176
Elena Ridloff, CFA	72,453,404	4,939,582	1,707,176

Proposal 2 – Non-Binding, Advisory Vote on Compensation of the Company’s Named Executive Officers

The shareholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the shareholders’ non-binding, advisory vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
74,903,687	2,462,732	26,567	1,707,176

Proposal 3 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the shareholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
79,043,801	38,128	18,233	0

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: June 24, 2026	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
President and Chief Executive Officer